                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Texas Genco Holdings, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Gary
L. Whitlock, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Gary L. Whitlock
----------------------------
Gary L. Whitlock
Executive Vice President and
Chief Financial Officer
March 12, 2004